                                                                  Exhibit 3.15.3

                               ARTICLES OF MERGER

                                       OF

                   ANKER WEST VIRGINIA MINING COMPANY, INC.

                                       AND

                 BECKLEY SMOKELESS LIMITED LIABILITY COMPANY

I. A Plan of Merger has been approved and signed by Anker West Virginia Mining Company, Inc., the Surviving Entity, and Beckley Smokeless

      Limited Liability Company, the Merging Entity.

            1. Anker West Virginia Mining Company, Inc. is a corporation organized and existing under the laws of the State of West Virginia.

            2. Beckley Smokeless Limited Liability Company, is a limited liability company organized and existing under the laws of the State of West Virginia. Beckley Smokeless is a manager-managed limited liability company.

II. The Articles of Organization of Beckley Smokeless Limited Liability Company were filed with the Secretary of State of West Virginia on March 4, 1994.

III. Anker West Virginia Mining Company, Inc., shall be the surviving entity and the street address of its principal place of business is 2708 Cranberry Square, Morgantown, West Virginia, 26505.

IV. The effective time and date of the merger shall be 5:00 p.m. on September 2, 1997.

V. Anker West Virginia Mining Company, Inc., as the surviving entity, hereby agrees that it may be served with process in West Virginia and is subject to liability in any action or proceeding for the enforcement of any liability or obligation of Beckley Smokeless Limited Liability Company previously subject to suit in West Virginia and for the enforcement, as provided in the Code of West Virginia of 1931, as amended, Chapter 31B, of the right of any member of Beckley Smokeless Limited Liability Company to receive payment for its interest.



DATED: August 29, 1997.

                                     ANKER WEST VIRGINIA MINING COMPANY, INC., a West Virginia corporation,


                                     By: /s/ Richard B. Bolen
                                         ---------------------------------------
                                     Name: Richard B. Bolen
                                     Its: President

                                                    and


                                     By: /s/ Michael M. Matesic
                                         ---------------------------------------
                                     Name: Michael M. Matesic
                                     Its: Secretary

                                    BECKLEY SMOKELESS LIMITED LIABILITY COMPANY, a West Virginia limited liability company,


                                    By: /s/ Bruce Sparks
                                        ---------------------------------------
                                    Name: Bruce Sparks
                                    Its: Manager

STATE OF WEST VIRGINIA,

COUNTY OF Monongalia, to-wit:

      I, Kimberly Lynn Morehead, a Notary Public, do hereby certify that on this 29th day of August, 1997, personally appeared before me Richard B. Bolen, who, being by me first duly sworn, declared that he is the President of Anker West Virginia Mining Company, Inc., a West Virginia corporation, that he signed the foregoing document as President of the corporation, and that the statements contained therein are true.

            My Commission Expires: October 9, 2005


                                          /s/ Kimberly Lynn Morehead
                                          --------------------------------------
                                          Notary Public

[NOTARIAL SEAL]

          OFFICIAL SEAL
     KIMBERLY LYNN MOREHEAD
      R.D. 1, BOX 19, LOT 6
    CORE, WEST VIRGINIA 26529
"COMMISSIONER FOR WEST VIRGINIA"

STATE OF WEST VIRGINIA,

COUNTY OF Monongalia, to-wit:

            I, Kimberly Lynn Morehead, a Notary Public, do hereby certify that on this 29th day of August, 1997, personally appeared before me Bruce Sparks, who, being by me first duly sworn, declared that he is the Manager of Beckley Smokeless Limited Liability Company, a West Virginia limited liability company, that he signed the foregoing document as Manager of the limited liability company, and that the statements contained therein are true.

            My Commission Expires: October 9, 2005.


                                          /s/ Kimberly Lynn Morehead
                                          --------------------------------------
                                          Notary Public

[NOTARIAL SEAL]

          OFFICIAL SEAL
     KIMBERLY LYNN MOREHEAD
      R.D. 1, BOX 19, LOT 6
    CORE, WEST VIRGINIA 26529
"COMMISSIONER FOR WEST VIRGINIA"

The foregoing Articles of Merger were prepared by:

F. Thomas Rubenstein
SPILMAN, THOMAS & BATTLE
990 Elmer Prince Drive - Suite 205
P. O. Box 4474
Morgantown, WV  26504-4474